UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2004 (September 17, 2004)

BANCORPSOUTH, INC.

(Exact name of registrant as specified in its charter)

Mississippi	1-12991	64-0659571

(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

One Mississippi Plaza
201 South Spring Street
Tupelo, Mississippi	38804

(Address of principal executive	(Zip Code)
offices)

Registrant’s telephone number, including area code     (662) 680-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Ex-2.1 Agreement and Plan of Merger
Ex-99.1 Press Release
Ex-99.1 Press Release

Section 1 — Registrant’s Business and Operations

     Item 1.01 Entry into a Material Definitive Agreement.

     On September 17, 2004, BancorpSouth, Inc. (“BancorpSouth”) and Business Holding Corporation, Inc. (“BHC”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which BHC agreed to merge with and into BancorpSouth (the “Merger”). BHC is a bank holding company headquartered in Baton Rouge, Louisiana. The Merger Agreement contemplates that BHC’s banking subsidiary, The Business Bank, will be merged with and into BancorpSouth’s banking subsidiary, BancorpSouth Bank. The information set forth herein is qualified by its entirety by reference to the text of the Merger Agreement, which is filed as part of this Form 8-K as Exhibit 2.1.

     The Merger Agreement provides that, if the merger is completed, BHC shareholders will have the opportunity to elect to receive in exchange for each share of BHC common stock they own immediately prior to completion 1.14175 shares of BancorpSouth common stock or a cash payment of $26.00. Holders of more than one share of BHC common stock may elect a mix of stock and cash as consideration. A maximum of 60% of the outstanding shares of BHC common stock may be exchanged for BancorpSouth common stock in this transaction. In order to ensure that the Merger qualifies as a reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, and as a result of this 60% limitation, regardless of the election of a BHC shareholder, he or she may receive a combination of cash and shares of BancorpSouth common stock that is different than what he or she may have elected, depending on the elections made by other BHC shareholders.

     Consummation of the Merger Agreement is subject to approval by regulatory authorities, approval by the shareholders of BHC and certain other conditions set forth in the Merger Agreement. The Merger is expected to close during the first quarter of 2005.

     In connection with the proposed merger, BancorpSouth will file a registration statement on Form S-4 with the Securities and Exchange Commission. Shareholders of BHC are encouraged to read the registration statement, including the Proxy Statement/Prospectus that will be a part of the registration statement, because it will contain important information about the merger, BancorpSouth and BHC. After the registration statement is filed with the SEC, it will be available for free, both on the SEC’s web site (www.sec.gov) and from BHC’s corporate secretary.

Item 7.01 Regulation FD Disclosure.

     Item 7.01 Regulation FD Disclosure.

     On September 17, 2004, BancorpSouth issued two press releases announcing the Merger. The press releases are attached hereto as Exhibits 99.1 and 99.2.

Section 9 — Financial Statements and Exhibits

     Item 9.01 Financial Statements and Exhibits.

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits.

Exhibit 2.1	Agreement and Plan of Merger, dated as of September 17, 2004, between BancorpSouth, Inc. and Business Holding Corporation, Inc.

Exhibit 99.1	Press Release issued on September 17, 2004 by BancorpSouth, Inc.

Exhibit 99.2	Press Release issued on September 17, 2004 by BancorpSouth, Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCORPSOUTH, INC.
By:	/s/ L. Nash Allen, Jr.
L. Nash Allen, Jr.
Treasurer and Chief Financial Officer

Date: September 20, 2004

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of September 17, 2004, between BancorpSouth, Inc. and Business Holding Corporation, Inc.

99.1	Press Release issued on September 17, 2004 by BancorpSouth, Inc.

99.2	Press Release issued on September 17, 2004 by BancorpSouth, Inc.